UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 18, 2024
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2024, the Federal Housing Finance Agency (“FHFA”) informed Federal Home Loan Bank of Topeka (“FHLBank”) of its non-objection to FHLBank’s revised Executive Incentive Compensation Plan (“EICP”) adopted by the Board of Directors of FHLBank (“Board”) on December 15, 2023.

The EICP establishes two performance periods. Participants may earn a “Cash Incentive” during the “Base Performance Period” and may also earn a “Deferred Incentive” during the Deferral Performance Period.” The EICP establishes a “Total Base Opportunity” for participants, which is the percentage of a participant’s “Earned Base Salary” during the Base Performance Period that will be provisionally awarded to a participant as incentive compensation for achieving performance levels under each performance measure during the Base Performance Period. The EICP was amended to revise the levels of participation as set forth below and to allow participants not included in the tables below to be designated via resolution:

Officer Level	Threshold (% of Earned Base Salary)	Target (% of Earned Base Salary)	Optimum (% of Earned Base Salary)*
SVP	25.00%	50.00%	75.00%
SVP**	27.50%	55.00%	82.50%
EVP	30.00%	60.00%	90.00%
President	40.00%	80.00%	120.00%
*In no event shall a Participant’s incentive award exceed 100% of their base salary
** Also serve as NEOs

In addition, the EICP was revised to change the definition of Retirement to include combined age and years of service of 60 or greater and providing at least nine months’ advance resignation notice, combined age and years of service of 65 or greater and providing at least six months’ advance resignation notice, or combined age and years of service of 70 or greater and providing at least three months’ advance resignation notice.

The revisions to the EICP also adjusted the calculation for Final Deferred Incentive Awards to provide that beginning with the 2024 Base Performance Period, Participants’ Deferred Incentive Awards will receive an interest rate credit tied to a market-based indicator, which under the EICP shall equal FHLBank’s annual return on equity, compounded annually. In order to be eligible to receive a Final Deferred Incentive Award, FHLBank must have a Market Value of Equity of not less than 100 percent of FHLBank’s Total Regulatory Capital Stock outstanding as of the last day of the Deferral Performance Period. Finally, the revised EICP includes technical revisions to align the vesting provisions with prior definitional changes.

The foregoing summary of the EICP is qualified in its entirety by reference to the EICP attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index	Exhibit Description
10.1	Executive Incentive Compensation Plan, dated December 15, 2023
104	Cover Page Interactive Data File embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

03/20/2024	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Legal and Ethics Officer, Corporate Secretary